Exhibit 4.4












                          ABRAXAS PETROLEUM CORPORATION

                                     ISSUER

                                       AND

                   ------------------------------------------

                                     TRUSTEE

                                ----------------

                                    INDENTURE

                            DATED AS OF _______, 20__

                                ----------------

                          SUBORDINATED DEBT SECURITIES

                              (ISSUABLE IN SERIES)

                          ABRAXAS PETROLEUM CORPORATION

           RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939

                    AND INDENTURE, DATED AS OF ________, 20__


Section of
Trust Indenture                                        Section(s) of
Act of 1939                                            Indenture
------------------------------------                   ------------------


Sec. 310 (a)(1)                                        6.09
(a)(2)                                                 6.09
(a)(3)                                                 Not Applicable
(a)(4)                                                 Not Applicable
(b)                                                    6.08, 6.10
Sec. 311 (a)                                           6.13
(b)                                                    6.13
(c)                                                    Not Applicable
Sec. 312 (a)                                           7.01, 7.02(a)
(b)                                                    7.02(b)
(c)                                                    7.02(b)
Sec. 313 (a)                                           7.03(a)
(b)                                                    7.03(a)
(c)                                                    7.03(a)
(d)                                                    7.03(b)
Sec. 314 (a)                                           7.04, 10.05
(b)                                                    Not Applicable
(c)(1)                                                 1.03
(c)(2)                                                 1.03
(c)(3)                                                 Not Applicable
(d)                                                    Not Applicable
(e)                                                    1.03
Sec. 315 (a)                                           6.01(a)
(b)                                                    6.02
(c)                                                    6.01(b)
(d)                                                    6.01(c)
(d)(1)                                                 6.01(a)(1)
(d)(2)                                                 6.01(c)(2)
(d)(3)                                                 6.01(c)(3)
(e)                                                    5.14

Section of
Trust Indenture                                        Section(s) of
Act of 1939                                            Indenture
------------------------------------                   -------------------


Sec. 316 (a)(1)(A)                                     5.02, 5.12
(a)(1)(B)                                              5.13
(a)(2)                                                 Not Applicable
(a) last sentence                                      1.01
(b)                                                    5.08
Sec. 317 (a)(1)                                        5.03
(a)(2)                                                 5.04
(b)                                                    10.03
ss. 318 (a)                                            1.08


Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS


                                                                                                       PAGE
ARTICLE ONE                DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.......................1
     Section 1.01.         Definitions...................................................................1
     Section 1.02.         Incorporation by Reference of Trust Indenture Act.............................8
     Section 1.03.         Compliance Certificates and Opinions..........................................9
     Section 1.04.         Form of Documents Delivered to Trustee.......................................10
     Section 1.05.         Acts of Holders; Record Dates................................................10
     Section 1.06.         Notices, Etc., to Trustee and Company........................................11
     Section 1.07.         Notice to Holders; Waiver....................................................12
     Section 1.08.         Conflict With Trust Indenture Act............................................12
     Section 1.09.         Effect of Headings and Table of Contents.....................................12
     Section 1.10.         Successors and Assigns.......................................................13
     Section 1.11.         Separability Clause..........................................................13
     Section 1.12.         Benefits of Indenture........................................................13
     Section 1.13.         Governing Law................................................................13
     Section 1.14.         Legal Holidays...............................................................13
     Section 1.15.         Corporate Obligation.........................................................13
     Section 1.16.         No Adverse Interpretation of Other Agreements................................14

ARTICLE TWO                SECURITY FORMS...............................................................14
     Section 2.01.         Forms Generally..............................................................14
     Section 2.02.         Form of Trustee's Certificate of Authentication..............................14
     Section 2.03.         Securities Issuable in the Form of a Global Security.........................15

ARTICLE THREE              THE SECURITIES...............................................................17
     Section 3.01.         Amount Unlimited; Issuable in Series.........................................17
     Section 3.02.         Denominations................................................................20
     Section 3.03.         Execution, Authentication, Delivery and Dating...............................20
     Section 3.04.         Temporary Securities.........................................................22
     Section 3.05.         Registration, Registration of Transfer and Exchange..........................23
     Section 3.06.         Mutilated, Destroyed, Lost and Stolen Securities.............................24
     Section 3.07.         Payment of Interest; Interest Rights Preserved...............................25
     Section 3.08.         Persons Deemed Owners........................................................26
     Section 3.09.         Cancellation.................................................................26
     Section 3.10.         Computation of Interest......................................................26
     Section 3.11.         CUSIP Numbers................................................................27

ARTICLE FOUR               SATISFACTION AND DISCHARGE...................................................27
     Section 4.01.         Satisfaction and Discharge of Indenture......................................27
     Section 4.02.         Application of Trust Money...................................................28

ARTICLE FIVE               REMEDIES.....................................................................30
     Section 5.01.         Events of Default............................................................30
     Section 5.02.         Acceleration of Maturity; Rescission and Annulment...........................32

                                       i

     Section 5.03.         Collection of Indebtedness and Suits for Enforcement by Trustee..............33
     Section 5.04.         Trustee May File Proofs of Claim.............................................34
     Section 5.05.         Trustee May Enforce Claims Without Possession of  Securities or Coupons......35
     Section 5.06.         Application of Money Collected...............................................35
     Section 5.07.         Limitation on Suits..........................................................36
     Section 5.08.         Unconditional Right of Holders to Receive Principal, Premium and Interest....36
     Section 5.09.         Restoration of Rights and Remedies...........................................37
     Section 5.10.         Rights and Remedies Cumulative...............................................37
     Section 5.11.         Delay or Omission Not Waiver.................................................37
     Section 5.12.         Control by Holders...........................................................37
     Section 5.13.         Waiver of Past Defaults......................................................38
     Section 5.14.         Undertaking for Costs........................................................38
     Section 5.15.         Waiver of Stay or Extension Laws.............................................38

ARTICLE SIX                THE TRUSTEE..................................................................39
     Section 6.01.         Certain Duties and Responsibilities..........................................39
     Section 6.02.         Notice of Defaults...........................................................40
     Section 6.03.         Certain Rights of Trustee....................................................40
     Section 6.04.         Not Responsible for Recitals or Issuance of Securities.......................41
     Section 6.05.         May Hold Securities..........................................................42
     Section 6.06.         Money Held in Trust..........................................................42
     Section 6.07.         Compensation and Reimbursement...............................................42
     Section 6.08.         Disqualification; Conflicting Interests......................................43
     Section 6.09.         Corporate Trustee Required; Eligibility......................................43
     Section 6.10.         Resignation and Removal; Appointment of Successor............................43
     Section 6.11.         Acceptance of Appointment by Successor.......................................45
     Section 6.12.         Merger, Conversion, Consolidation or Succession to Business..................46
     Section 6.13.         Preferential Collection of Claims Against Company............................46
     Section 6.14.         Appointment of Authenticating Agent..........................................46

ARTICLE SEVEN              HOLDER'S LISTS AND REPORTS BY TRUSTEE AND COMPANY............................48
     Section 7.01.         Company to Furnish Trustee Names and Addresses of Holders....................48
     Section 7.02.         Preservation of Information; Communications to Holders.......................49
     Section 7.03.         Reports by Trustee...........................................................49
     Section 7.04.         Reports by Company...........................................................49

ARTICLE EIGHT              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE.........................50


                                       ii

     Section 8.01.         Company May Consolidate, Etc., Only on Certain Terms.........................50
     Section 8.02.         Successor Person Substituted.................................................50

ARTICLE NINE               SUPPLEMENTAL INDENTURES......................................................51
     Section 9.01.         Supplemental Indentures Without Consent of Holders...........................51
     Section 9.02.         Supplemental Indentures With Consent of Holders..............................52
     Section 9.03.         Execution of Supplemental Indentures.........................................53
     Section 9.04.         Effect of Supplemental Indentures............................................54
     Section 9.05.         Conformity With Trust Indenture Act..........................................54
     Section 9.06.         Reference in Securities to Supplemental Indentures...........................54

ARTICLE TEN                COVENANTS....................................................................54
     Section 10.01.        Payment of Principal, Premium and Interest...................................54
     Section 10.02.        Maintenance of Office or Agency..............................................54
     Section 10.03.        Money for Securities Payments to be Held in Trust............................55
     Section 10.04.        Existence....................................................................56
     Section 10.05.        Statement by Officers as to Default..........................................56
     Section 10.06.        Waiver of Certain Covenants..................................................57
     Section 10.07.        Additional Amounts...........................................................57

ARTICLE ELEVEN             REDEMPTION OF SECURITIES.....................................................58
     Section 11.01.        Applicability of Article.....................................................58
     Section 11.02.        Election to Redeem; Notice to Trustee........................................58
     Section 11.03.        Selection by Trustee of Securities to be Redeemed............................58
     Section 11.04.        Notice of Redemption.........................................................59
     Section 11.05.        Deposit of Redemption Price..................................................60
     Section 11.06.        Securities Payable on Redemption Date........................................60
     Section 11.07.        Securities Redeemed in Part..................................................60

ARTICLE TWELVE             SINKING FUNDS................................................................61
     Section 12.01.        Applicability of Article.....................................................61
     Section 12.02.        Satisfaction of Sinking Fund Payments with Securities........................61
     Section 12.03.        Redemption of Securities for Sinking Fund....................................61

ARTICLE THIRTEEN           LEGAL DEFEASANCE AND COVENANT DEFEASANCE.....................................62
     Section 13.01.        Company's Option to Effect Legal Defeasance or Covenant Defeasance...........62
     Section 13.02.        Legal Defeasance and Discharge...............................................62
     Section 13.03.        Covenant Defeasance..........................................................62
     Section 13.04.        Conditions to Legal Defeasance or Covenant Defeasance........................63
     Section 13.05.        Deposited  Money  and  Government  Obligations  to be Held  in  Trust;
                          Other  Miscellaneous Provisions...............................................64
     Section 13.06.        Reinstatement................................................................65


                                       iii

     Section 13.07.        Deposited Money and Government Obligations to be Held in Trust...............65

ARTICLE FOURTEEN           SUBORDINATION................................................................66
     Section 14.01.        Securities Subordinated to Senior Indebtedness...............................66
     Section 14.02.        Right of Trustee to Hold Senior Indebtedness.................................66
     Section 14.03.        Subordination Not to Prevent Events of Default...............................66
     Section 14.04.        No Fiduciary Duty of Trustee to Holders of Senior Indebtedness...............66
     Section 14.05.        Article Applicable to Paying Agent...........................................67
     Section 14.06.        Defeasance of this Article Fourteen..........................................67

ARTICLE FIFTEEN            MEETINGS OF HOLDERS OF SECURITIES............................................67
     Section 15.01.        Purposes for Which Meetings May Be Called....................................67
     Section 15.02.        Call, Notice and Place of Meetings...........................................67
     Section 15.03.        Persons Entitled to Vote at Meetings.........................................68
     Section 15.04.        Quorum; Action...............................................................68
     Section 15.05.        Determination of Voting Rights; Conduct and Adjournment of Meetings..........69
     Section 15.06.        Counting Votes and Recording Action of Meetings..............................69

     INDENTURE, dated as of ______________ ________, 20_____, between ABRAXAS PETROLEUM CORPORATION, a corporation duly organized and existing under the laws of the State of Nevada (herein called the "Company"), having its principal office at 500 N. Loop 1604 East, Suite 100, San Antonio, Texas, 78232, and _______________________, [a national banking association duly organized and existing under the laws of the United States of America], as Trustee (herein called the "Trustee"), the office of the Trustee at which at the date hereof its corporate trust business is principally administered being ___________________________________, Attention: ----------------------------- .

                             RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as provided in this Indenture.

     This Indenture is subject to the provisions of the Trust Indenture Act and the rules and regulations of the Commission promulgated thereunder that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.

     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION.

Section 1.01     Definitions.
                 ------------

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (1) the terms defined in this Article One have the meanings assigned to them in this Article One and include the plural as well as the singular;

     (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

     (3) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     (4) the masculine gender includes the feminine and the neuter;

     (5) provisions apply to successive events and transaction;

     (6) a reference herein to any agreement or instrument refers to such agreement or instrument (together with any schedule or exhibit attached thereto) as it may have been, or may hereafter be amended, modified, supplemented, waived or restated from time to time in accordance with its terms, but only to the extent not prohibited by this Indenture; and

     (7) a reference herein to any law, statute or other legislation or to any provision thereof includes, unless otherwise expressly provided herein, any amendment modification or re-enactment thereof, any legislative provision substituted therefor and all regulations, rules and interpretations issued thereunder or pursuant thereto.

     Certain  terms,  used  principally  in Article  Six, are defined in Section
1.02.

     "Act," when used with respect to any Holder,  has the meaning  specified in
Section 1.05.

     "Additional Amounts" means any additional amounts that are required by the express terms of a Security or by or pursuant to a Board Resolution, under circumstances specified therein or pursuant thereto, to be paid by the Company with respect to certain taxes, assessments or other governmental charges imposed on certain Holders and that are owing to such Holders.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the possession of the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authenticating Agent" means any Person, which may include the Company, authorized by the Trustee to act on behalf of the Trustee pursuant to Section
6.14 to authenticate Securities of one or more series.

     "Authorized Newspaper" means a newspaper of general circulation in the New York, New York area, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays. Whenever successive weekly publications in an Authorized Newspaper are required hereunder they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or in different Authorized Newspapers.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the Place of Payment or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to close.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by its Chairman of the Board, its Chief Executive Officer, its President, any Vice President, its Treasurer, any Assistant Treasurer, its Controller, any Assistant Controller, its Secretary or any Assistant Secretary, and delivered to the Trustee.

     "Conversion Event" has the meaning specified in Section 5.01.

     "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is that indicated in the introductory paragraph of this Indenture.

     "Debt" means any indebtedness for money borrowed.

     "Default" means, with respect to the Securities of any series, any event, act or condition that is, or after notice or the passage of time or both would be, an Event of Default with respect to Securities of such series.

     "Defaulted Interest" has the meaning specified in Section 3.07.

     "Depositary" means, with respect to Securities of any series, for which the Company shall determine that such Securities will be issued as a Global Security, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to Section 2.03(b).

     "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

     "Event of Default" has the meaning specified in Section 5.01.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Exchange Rate" has the meaning specified in Section 3.02.

     "GAAP" means generally accepted accounting principles, consistently applied, that are set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States of America.

     "Global Security" means, with respect to the Securities, a Security executed by the Company and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with this Indenture, which shall be registered in the name of the Depositary or its nominee.

     "Government Obligations" means, with respect to any series of Securities, securities that are (x) direct obligations of the government that issued the currency in which such series is denominated (or, if such series is denominated in euro, the direct obligations of any government that is a member of the European Monetary Union) for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government the payment of which is unconditionally guaranteed as a full faith and credit obligation by such government, which, in either case, are not callable or redeemable at the option of the issuer thereof and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any Government Obligation where the relevant government is the United States of America or a specific payment of principal of or interest on any such Government Obligation held by such custodian for the account of the holder of such depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of such Government Obligation or the specific payment of principal of or interest on such Government Obligation evidenced by such depository receipt.

     "Holder," when used with respect to any Security, means the Person in whose name the Security is registered in the Security Register.

     "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 3.01 and the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument.

     "Interest," when used with respect to an Original Issue Discount Security that by its terms bears interest only after Maturity, means interest payable after Maturity.

     "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

     "Judgment Currency" has the meaning specified in Section 5.06.

     "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President or any Vice President, and by the Treasurer, the Controller, the Secretary or any Assistant Treasurer, Assistant Controller or Assistant Secretary of the Company, and delivered to the Trustee, which certificate shall be in compliance with Section 1.03 hereof.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, including an employee of the Company, rendered, if applicable, in accordance with Section 314(c) of the Trust Indenture Act, which opinion shall be in compliance with Section 1.03 hereof.

     "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02.

     "Outstanding," when used with respect to Securities of a series, means as of the date of determination, all Securities of such series theretofore authenticated and delivered under this Indenture, except:

     (1) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

     (2) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore irrevocably deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this

Indenture or provision therefor satisfactory to the Trustee has been made;

     (3) Securities,  except to the extent provided in Section 13.02 and Section
13.03 hereof, with respect to which the Company has effected Legal Defeasance or Covenant Defeasance as provided in Article Thirteen hereof; and

     (4) Securities that have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, or whether a quorum is present at a meeting of Holders of Securities, (a) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the principal amount thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 5.02, (b) the principal amount of a Security denominated in a foreign currency shall be the U.S. dollar equivalent, determined by the Company on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent, determined on the date of original issuance of such Security, of the amount determined as provided in (a) above), of such Security and (c) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the
Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     "Paying Agent" means any Person, which may include the Company, authorized by the Company to pay the principal of, premium (if any) or interest on or any Additional Amounts with respect to any one or more series of Securities on behalf of the Company.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or other entity of any kind.

     "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of, premium (if any) or interest on or any Additional Amounts with respect to the Securities of such series are payable as specified in accordance with Section 3.01 subject to the provisions of Section 10.02.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to the terms of such Security and this Indenture.

     "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to the terms of such Security and this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.01, or, if not so specified, the first day of the calendar month of the month of such Interest Payment Date if such Interest Payment Date is the fifteenth day of the calendar month or the fifteenth day of the calendar month preceding such Interest Payment Date if such Interest Payment Date is the first day of a calendar month, whether or not such day shall be a Business Day.

     "Required Currency" has the meaning specified in Section 5.06.

     "Responsible Officer," when used with respect to the Trustee, means any officer of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

     "Senior Indebtedness" of the Company, means with respect to the Securities of a series as contemplated by Section 3.01, the indebtedness specified in such Securities or in the supplemental indenture pursuant to which such Securities are issued. Different series of Securities may be subordinated to different Senior Indebtedness, and one series of Securities may be subordinated to another series of Securities, all as and to the extent provided in the relevant documentation for each issue of Securities.

     "Special Record Date" for the payment of any Defaulted Interest on the Securities of any series means a date fixed by the Trustee pursuant to Section 3.07.

     "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is scheduled to be due and payable.

     "Subsidiary" means, with respect to any specified Person: any corporation, association or other business entity of which more than 50% of the total voting power of securities entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 9.05; provided, however, that, in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "United States" means the United States of America (including the states thereof and the District of Columbia) and its "possessions," which include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

     "United States Alien" means any Person who, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien or foreign fiduciary of an estate or trust, or a foreign partnership.

     "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

     "Yield to Maturity," when used with respect to any Original Issue Discount Security, means the yield to maturity, if any, set forth on the face thereof.

Section 1.02    Incorporation by Reference of Trust Indenture Act.
               ----------------------------------------------------

     Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture. The following Trust Indenture Act terms used in this Indenture have the following meanings:

     "Bankruptcy Act" means the Bankruptcy Act or Title 11 of the United States Code.

     "indenture securities" means the Securities.

     "indenture security holder" means a Holder.

     "indenture to be qualified" means this Indenture.

     "indenture trustee" or "institutional trustee" means the Trustee.

     "obligor" on the indenture securities means the Company or any other obligor on the Securities.

     All terms used in this Indenture that are defined by the Trust Indenture Act, defined by a Trust Indenture Act reference to another statute or defined by Commission rule under the Trust Indenture Act and not otherwise defined herein have the meanings assigned to them therein.

Section 1.03      Compliance Certificates and Opinions.
                  -------------------------------------

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company will furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act or this Indenture.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

     (1) a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

     (2) a brief  statement  as to the  nature and scope of the  examination  or
investigation   upon  which  the  statements  or  opinions   contained  in  such
certificate or opinion are based;

     (3) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (4) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

     The certificates and opinions provided pursuant to this Section 1.03 will comply in all respects with Sections 314(c) and (e) of the Trust Indenture Act.

Section 1.04      Form of Documents Delivered to Trustee.
                  ---------------------------------------

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.05      Acts of Holders; Record Dates.
                  ------------------------------

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or the holding of any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this
Section 1.05. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 15.06.

     The Company may set a record date for purposes of determining the identity of Holders of Securities entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture. If a record date is fixed, those Persons who were Holders of Outstanding Securities at such record date (or their duly designated proxies), and only those Persons, shall be entitled with respect to such Securities to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such Persons continue to be Holders after such record date. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice thereof to be given to the Trustee in writing in the manner provided in Section 1.06 and to the relevant Holders as set forth in Section 1.07.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

     (d) In determining whether the Holders of the requisite principal amount of Securities have given any request, demand, authorization, direction, notice, consent or waiver under this Indenture, the principal amount of an Original Issue Discount Security that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02 at the time the taking of such action by the Holders of such requisite principal amount is evidenced to the Trustee for such Securities.

     (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security. Any consent or waiver of the Holder of any Security shall be irrevocable for a period of six months after the date of execution thereof, but otherwise any such Holder or subsequent Holder may revoke the request, demand, authorization, direction, notice, consent or other Act as to his Security or portion of his Security; provided, however, that such revocation shall be effective only if the Trustee receives the notice of revocation before the date the Act becomes effective.

Section 1.06      Notices, Etc., to Trustee and Company.
                  --------------------------------------

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

     (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention:
[________________________], or

     (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, certified or registered mail (return receipt requested), to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company, Attention: Corporate Secretary.

Section 1.07      Notice to Holders; Waiver.
                  --------------------------

     Where this Indenture provides for notice to Holders of Securities of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

     In case by reason of the suspension of regular mail service, or by reason of any other cause it shall be impracticable to give such notice to Holders of Securities by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case in which notice to Holders of Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Security, shall affect the sufficiency of such notice with respect to other Holders of Securities.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 1.08      Conflict With Trust Indenture Act.
                  ----------------------------------

     If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision hereof required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such provision of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the former provision shall be deemed to apply to this Indenture as so modified or to be excluded.

Section 1.09      Effect of Headings and Table of Contents.
                  -----------------------------------------

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.10      Successors and Assigns.
                  -----------------------

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether or not so expressed. All agreements of the Trustee in this Indenture will bind its successor.

Section 1.11      Separability Clause.
                  --------------------

     In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.12      Benefits of Indenture.
                  ----------------------

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person any benefit or any legal or equitable right, remedy or claim under this Indenture, other than the parties hereto and their successors hereunder, any Authenticating Agent, Paying Agent or Security Registrar and the Holders and any holders of any Senior Indebtedness.

Section 1.13      Governing Law.
                  --------------

     This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, but without giving effect to applicable principles of conflicts of law to the extent the application of the laws of another jurisdiction would be required thereby.

Section 1.14      Legal Holidays.
                  ---------------

     In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal of, premium (if any) and interest on or any Additional Amounts with respect to Securities of any series need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

Section 1.15      Corporate Obligation.
                  ---------------------

     No recourse may be taken, directly or indirectly, against any incorporator, subscriber to the capital stock, stockholder, officer, director, employee or Affiliate of the Company or the Trustee or of any predecessor or successor of the Company or the Trustee with respect to the Company's obligations on the Securities or the obligations of the Company or the Trustee under this Indenture or any certificate or other writing delivered in connection herewith. Each

Holder by accepting any of the Securities, waives and releases all such liability, to the extent permitted by law.

Section 1.16      No Adverse Interpretation of Other Agreements.
                  ----------------------------------------------

     This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

                                  ARTICLE TWO

                                 SECURITY FORMS

Section 2.01      Forms Generally.
                  ----------------

     The Securities of each series shall be in fully registered form and in substantially such form or forms as shall be established by or pursuant to one or more Board Resolutions or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or any Depositary therefor or to conform to general usage, all as may, consistently herewith, be determined by the officers of the Company executing such Securities, as evidenced by their execution of the Securities. A copy of the Board Resolution establishing the form or forms of Securities of any series, or to the extent the form or forms of Securities have been established by action taken pursuant to, rather than set forth in, the Board Resolution, an Officer's Certificate detailing such action, shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 3.03 for the authentication and delivery of such Securities.

     The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution thereof.

Section 2.02      Form of Trustee's Certificate of Authentication.
                  ------------------------------------------------

     The Trustee's certificate of authentication shall be in substantially the following form:

     "This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                   ----------------------------------------
                                   as Trustee

                                   By
                                   ----------------------------------------
                                            Authorized Signatory"

Section 2.03      Securities Issuable in the Form of a Global Security.
                  -----------------------------------------------------

     (a) If the Company shall establish pursuant to Section 3.01 that the Securities of a particular series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with Section 3.03 and the Company Order delivered to the Trustee thereunder, authenticate and deliver such Global Security or Securities, which (i) shall represent, and shall be denominated in, an amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by such Global Security or Securities, (ii) may provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges, (iii) shall be registered in the name of the Depositary for such Global Security or Securities or its nominee, (iv) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (v) shall bear a legend in accordance with the requirements of the Depositary.

     (b) Notwithstanding any provision of Section 3.05, except as contemplated by the provisions of Section 2.03(c) or unless the terms of a Global Security expressly permit such Global Security to be exchanged in whole or in part for individual definitive Securities, a Global Security may be transferred, in whole but not in part and in the manner provided in Section 3.05, only to a nominee of the Depositary for such Global Security, or to the Depositary, or to a successor Depositary for such Global Security selected or approved by the Company, or to a nominee of such successor Depositary.

     (c) (1) If at any time the Depositary for a Global Security notifies the Company that it is unwilling or unable to continue as the Depositary for such Global Security or if at any time the Depositary for the Securities for such series shall no longer be eligible or in good standing under the Exchange Act, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such Global Security. If a successor Depositary for such Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of Securities of such series in the form of definitive certificates in exchange for such Global Security, will authenticate and deliver Securities of such series in the form of definitive certificates of like tenor and terms in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security. Such Securities will be issued to and registered in the name of such Person or Persons as are specified by the Depositary.

     (2) The Company may at any time and in its sole discretion determine that the Securities of any series issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In any such event the Company will execute, and the Trustee, upon receipt of a Company Request for the authentication and delivery of Securities in the form of definitive certificates in exchange in whole or in part for such Global Security, will authenticate and deliver without service charge to each Person specified by the Depositary Securities in the form of definitive certificates of like tenor and terms in an aggregate principal amount equal to the principal amount of such Global Security representing such series, or the aggregate principal amount of such Global Securities representing such series, in exchange for such Global Security or Securities.

     (3) If specified by the Company pursuant to Section 3.01 with respect to Securities issued or issuable in the form of a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for Securities in the form of definitive certificates of like tenor and terms on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee shall authenticate and deliver, without service charge, (A) to each Person specified by such Depositary a new Security or Securities of the same series of like tenor and terms and any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security and (B) to such Depositary a new Global Security of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

     (4) In any exchange provided for in any of the preceding three subparagraphs, the Company shall execute and the Trustee shall authenticate and deliver Securities in the form of definitive certificates in authorized denominations. Upon the exchange of the entire principal amount of a Global Security for Securities in the form of definitive certificates, such Global Security shall be canceled by the Trustee. Except as provided in the immediately preceding subparagraph, Securities in the form of definitive certificates issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, acting pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Provided that the Company and the Trustee have so agreed, the Trustee shall deliver such Securities to the Persons in whose names the Securities are so to be registered.

     (5) Any endorsement of a Global Security to reflect the principal amount thereof, or any increase or decrease in such principal amount, or changes in the rights of Holders of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such Global Security or in the Company Order delivered or to be delivered pursuant to Section 3.03 with respect thereto. Subject to the provisions of Section 3.03, the Trustee shall deliver and redeliver any such Global Security in the manner and upon instructions given by the Person or Persons specified in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such Global Security or in any applicable Company Order. If a Company Order pursuant to Section 3.03 is so delivered, any instructions by the Company with respect to such Global Security contained therein shall be in writing but need not be accompanied by or contained in an Officer's Certificate and need not be accompanied by an Opinion of Counsel.

     (6) The Depositary or, if there be one, its nominee, shall be the Holder of a Global Security for all purposes under this Indenture; and beneficial owners with respect to such Global Security shall hold their interests pursuant to applicable procedures of such Depositary. The Company, the Trustee and the Security Registrar shall be entitled to deal with such Depositary for all purposes of this Indenture relating to such Global Security (including the payment of principal, premium, if any, and interest (including any Additional Interest) and the giving of instructions or directions by or to the beneficial owners of such Global Security as the sole Holder of such Global Security and shall have no obligations to the beneficial owners thereof (including any direct or indirect participants in such Depositary). None of the Company, the Trustee, any Paying Agent or the Security Registrar shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                                 ARTICLE THREE

                                 THE SECURITIES

Section 3.01      Amount Unlimited; Issuable in Series.
                  -------------------------------------

     The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and (subject to Section 3.03) set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

     (1) the title of the Securities of such series (which shall distinguish the Securities of the series from all other Securities);

     (2) any limit upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 2.03, 3.04, 3.05, 3.06, 9.06 or 11.07);

     (3) the date or dates on which the principal or premium (if any) of the Securities of such series is payable or the method of determination thereof;

     (4) the rate or rates, or the method of determination thereof, at which the Securities of such series shall bear interest, if any, whether and under what circumstances Additional Amounts with respect to such Securities shall be payable, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and, if other than as set forth in Section 1.01, the Regular Record Date for the interest payable on any Securities on any Interest Payment Date;

     (5) the place or places where, subject to the provisions of Section 10.02, the principal of, premium (if any) and interest on or any Additional Amounts with respect to the Securities of such series shall be payable;

     (6) the period or periods within which, the price or prices (whether denominated in cash, securities or otherwise) at which and the terms and conditions upon which Securities of such series may be redeemed, in whole or in part, at the option of the Company, if the Company is to have that option, and the manner in which the Company must exercise any such option, if different from those set forth herein;

     (7) the Senior Indebtedness to which the Securities of such series are subordinated, and the terms of such subordination;

     (8) the obligation, if any, of the Company to redeem, purchase or repay Securities of such series pursuant to any sinking fund, amortization or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices (whether denominated in cash, securities or otherwise) at which and the terms and conditions upon which, Securities of such series shall be redeemed, purchased or repaid in whole or in part pursuant to such obligation;

     (9) the denomination in which any Securities of that series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof;

     (10) if other than the Trustee, the identity of the Securities Registrar and/or the Paying Agent;

     (11) the currency or currencies (including composite currencies), if other than Dollars, or the form, including equity securities, other debt securities (including Securities), warrants or any other securities or property of the Company or any other Person, in which payment of the principal of, premium (if any) and interest on or any Additional Amounts with respect to the Securities of such series shall be payable;

     (12) if the principal of, premium (if any) or interest on or any Additional Amounts with respect to the Securities of such series are to be payable, at the election of the Company or a Holder thereof, in a currency or currencies (including composite currencies) other than that in which the Securities are stated to be payable, the currency or currencies (including composite currencies) in which payment of the principal of, premium (if any) and interest on or any Additional Amounts with respect to Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

     (13) if the amount of payments of principal of, premium (if any) and interest on or any Additional Amounts with respect to the Securities of such series may be determined with reference to any commodities, currencies or indices, values, rates or prices or any other index or formula, the manner in which such amounts shall be determined;

     (14) if other than the entire principal amount thereof, the portion of the principal amount of Securities of such series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 5.02;

     (15) any additional means of satisfaction and discharge of this Indenture with respect to Securities of such series pursuant to Section 4.01, any additional conditions to discharge pursuant to Section 4.01 or 4.03 and the application, if any, of Section 4.03;

     (16) whether the Securities of the series will be guaranteed by any Subsidiary of the Company, and the terms of any subordination of such guarantees;

     (17) any deletions or modifications of or additions to the definitions set forth in Section 1.01, Events of Default set forth in Section 5.01 or covenants of the Company set forth in Article Ten pertaining to the Securities of such series or made for the benefit of the Holders thereof;

     (18) if the Securities of such series are to be convertible into or exchangeable for equity securities, other debt securities (including Securities), warrants or any other securities or property of the Company or any other Person, at the option of the Company or the Holder or upon the occurrence of any condition or event, the terms and conditions for such conversion or exchange;

     (19) whether any of such Securities will be subject to certain optional interest rate reset provisions;

     (20)  whether the  Securities  of the series shall be issued in whole or in part in the form of a Global Security or Securities; the terms and conditions, if any, upon which such Global Security or Securities may be exchanged in whole or in part for certificated Securities of such series and of like tenor of any authorized denomination and the circumstances under which such exchange may occur, if other than in the manner provided for in Section 2.03; the Depositary for such Global Security or Securities; and the form of any legend or legends to be borne by any such Global Security in addition to or in lieu of the legend referred to in Section 2.03;

     (21) the additions or changes, if any, to the Indenture with respect to such Securities as shall be necessary to permit or facilitate the issuance of such Securities in bearer form, registered or not registrable as to principal, and with or without interest coupons; and

     (22) any other terms of such series (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any one series shall be substantially identical except as to denomination and date and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 3.03) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

     At the option of the Company, interest on the Securities of any series that bears interest may be paid by mailing a check to the address of any Holder as such address shall appear in the Security Register.

     If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action together with such Board Resolution shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

Section 3.02      Denominations.
                  --------------

     The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 3.01. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series denominated in Dollars shall be issuable in denominations of $1,000 and any integral multiple thereof.

     Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Securities, any Securities of a series denominated in a currency other than Dollars shall be issuable in denominations that are the equivalent, as determined by the Company by reference to the noon buying rate in The City of New York for cable transfers for such currency ("Exchange Rate"), as such rate is reported or otherwise made available by the Federal Reserve Bank of New York, on the applicable issue date for such Securities, of $1,000 and any integral multiple thereof.

Section 3.03      Execution, Authentication, Delivery and Dating.
                  -----------------------------------------------

     The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President, its Treasurer or one of its Vice Presidents and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

     If the form or terms of the Securities of a series have been established in or pursuant to one or more Board Resolutions or any other method permitted by Sections 2.01 and Section 3.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating,

     (1) that the form of such Securities has been established in conformity with the provisions of this Indenture;

     (2) that the terms of such Securities have been established in conformity with the provisions of this Indenture; and

     (3) that such Securities when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, except as such enforcement is subject to the effect of (i) bankruptcy, insolvency, fraudulent conveyance, reorganization or other laws relating to or affecting creditors' rights and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     If not all the Securities of any series are to be issued at one time, it shall not be necessary to deliver the Officers' Certificate required pursuant to
Section  3.01 or the Company  Order or Opinion of Counsel  required  pursuant to
Section 3.03 at the time of issuance of each Security, but such documents, as applicable, with appropriate modifications shall be delivered at or before the time of issuance of the first Security of such series. The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner not reasonably acceptable to the Trustee.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 3.09 together with a written statement (which need not comply with Section 1.03 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

     In case the Company, pursuant to and in compliance with Article Eight hereof, shall consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company will have been merged, or the Person which will have received a sale, conveyance, transfer, lease or other disposition as aforesaid, will have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight hereof, any of the Securities authenticated or delivered prior to such sale, consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, will authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities will at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section 3.03 in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, will provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

Section 3.04      Temporary Securities.
                  ---------------------

     Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Company executing such Securities may determine, as evidenced by their execution of such Securities.

     Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and deliver a Company Order requesting the Trustee to authenticate and deliver and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

     All Outstanding temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder.

Section 3.05      Registration, Registration of Transfer and Exchange.
                  ----------------------------------------------------

     The Company shall cause to be kept for each series of Securities at one of the offices or agencies maintained pursuant to Section 10.02 a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities of such series. The Trustee is hereby initially appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

     Except as set  forth in  Section  2.03 or as may be  provided  pursuant  to
Section 3.01, upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute and deliver a Company Order requesting the Trustee to authenticate and deliver and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series and of like tenor, of any authorized denominations and of a like aggregate principal amount.

     At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series and of like tenor, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency, and upon payment, if the Company shall so require, of the charges hereinafter provided. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchange pursuant to Section 3.04, 9.06 or 11.07 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series selected for redemption and ending at the close of business on the day of the mailing of the relevant notice of redemption, (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part or (iii) to register the transfer or exchange of Securities between a record date and the next succeeding interest payment date.

     Any Holder of a Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book entry system maintained by the Holder of such Global Security (or its agent), and that ownership of a beneficial interest in the Security shall be required to be reflected in a book entry.

Section 3.06      Mutilated, Destroyed, Lost and Stolen Securities.
                  -------------------------------------------------

     If any mutilated Security is surrendered to the Trustee, the Company shall execute and deliver a Company Order requesting the Trustee to authenticate and deliver, and the Trustee shall authenticate and deliver in exchange therefor, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and deliver to the Trustee a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding and a Company Order requesting the Trustee to authenticate and deliver, and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, such new Security.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section 3.06, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fee and expenses of the Trustee) connected therewith.

     Every new Security of any series issued pursuant to this Section 3.06 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

     The provisions of this Section 3.06 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 3.07      Payment of Interest; Interest Rights Preserved.
                  -----------------------------------------------

     Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date or within five days thereafter shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. Unless otherwise provided with respect to the Securities of any series, payment of interest may be made at the option of the Company by check mailed or delivered to the address of any Person entitled thereto as such address shall appear in the Security Register.

     Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date or within five days thereafter (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

     (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause (1) provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

     (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause
(2), such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section 3.07, each Security delivered under this Indenture, upon registration of transfer of, or in exchange for or in lieu of, any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 3.08      Persons Deemed Owners.
                  ----------------------

     Prior to due presentment of a Security for registration of transfer, the Company, the Security Registrar, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium (if any) and (subject to Sections 3.05 and 3.07) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Security Registrar, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 3.09      Cancellation.
                  -------------

     All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered shall be promptly canceled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 3.09, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures, unless the Trustee is otherwise directed by a Company Order.

Section 3.10      Computation of Interest.
                  ------------------------

     Except  as  otherwise   specified  as  contemplated  by  Section  3.01  for
Securities of any series, interest on the Securities of each series shall be computed on the basis of a year comprising twelve 30-day months.

Section 3.11      CUSIP Numbers.
                  --------------

     The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

Section 4.01      Satisfaction and Discharge of Indenture.
                  ----------------------------------------

     This Indenture shall upon Company Request cease to be of further effect with respect to Securities of a series, and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to Securities of such series, when

     (1) either

     (A) all Securities of such series theretofore authenticated and delivered (other than (i) Securities that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 3.06, and (ii) Securities for whose payment money or Governmental Obligations have theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid or returned to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation;

     (B) with respect to all Outstanding Securities of such series not theretofore delivered to the Trustee for cancellation, the Company has deposited or caused to be deposited with the Trustee under the terms of a trust agreement in form and substance satisfactory to the Trustee, as trust funds in trust solely for the benefit of the Holders of Outstanding Securities for that purpose, money or Government Obligations maturing as to principal and interest in such amounts and at such times as will, together with the income to accrue thereon, without consideration of any reinvestment thereof, be sufficient to pay and discharge the entire indebtedness on all Outstanding Securities of such series not theretofore delivered to the Trustee for cancellation for principal of, premium (if any) and interest on or any Additional Amounts with respect to such Securities to the Stated Maturity or any Redemption Date contemplated by the penultimate paragraph of this Section 4.01, as the case may be; or

     (C) the Company has properly fulfilled such other means of satisfaction and discharge as is specified, as contemplated by Section 3.01, to be applicable to the Securities of such series;

     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Outstanding Securities of such series;

     (3) the Company has complied with any other conditions specified pursuant to Section 3.01 to be applicable to the discharge of this Indenture with respect to Securities of such series pursuant to this Section 4.01; and

     (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Securities of such series have been complied with;

     (5) if the  conditions  set forth in subclause (A) of clause (1) of Section
4.01 have not been satisfied and unless otherwise  specified pursuant to Section
3.01 for the Securities of such series, the Company has delivered to the Trustee an Opinion of Counsel to the effect that the Holders of Securities of such series will not recognize income, gain or loss for United States federal income tax purposes as a result of such deposit, satisfaction and discharge and will be subject to United States federal income tax on the same amount and in the same manner and at the same time as would have been the case if such deposit, satisfaction and discharge had not occurred; and

     (6) no Default or Event of Default with respect to the Securities of such issue shall have occurred and be continuing on the date of any such deposit or, in so far as clause (5) or (6) of Section 5.01 is concerned, at any time in the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

     If any Outstanding Securities of such series are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory sinking fund requirement, the trust agreement referred to in subclause (B) of clause (1) of this Section 4.01 shall provide therefor and the Company shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

     Notwithstanding the satisfaction and discharge of this Indenture with respect to the Securities of such series pursuant to this Section 4.01, the obligations of the Company to the Trustee under Section 6.07, the obligations of the Company to any Authenticating Agent under Section 6.14 and the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive.

Section 4.02      Application of Trust Money.
                  ---------------------------

     Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent
(including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal of, premium (if any) and interest on or any Additional Amounts with respect to Securities of such series for the payment of which such money has been deposited with the Trustee.

Section 4.03      Discharge of Liability on Securities of Any Series.
                  --------------------------------------------------

     If this Section 4.03 is specified, as contemplated by Section 3.01, to be applicable to Securities of any series, the Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities of such series, the obligation of the Company under this Indenture and the Securities of such series to pay the principal of, premium (if any) and interest on and any Additional Amounts with respect to Securities of such series shall cease, terminate and be completely discharged, and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging such satisfaction and discharge, when

     (1) the Company has complied with the provisions of Section 4.01 of this Indenture (other than any additional conditions specified pursuant to Section
3.01 and clause (3) of Section 4.01 and except that the Opinion of Counsel referred to in clause (5) of Section 4.01 shall state that it is based on a ruling by the Internal Revenue Service or other change since the date hereof under applicable Federal income tax law) with respect to all Outstanding Securities of such series,

     (2) the Company has delivered to the Trustee a Company Request requesting such satisfaction and discharge,

     (3) the Company has complied with any other conditions specified pursuant to Section 3.01 to be applicable to the discharge of Securities of such series pursuant to this Section 4.03, and

     (4) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided relating to the discharge of the indebtedness on the Outstanding Securities of such series have been complied with.

     Upon the satisfaction of the conditions set forth in this Section 4.03 with respect to all the Outstanding Securities of any series, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Indenture, shall no longer be binding upon, or applicable to, the Company; provided that, the Company shall not be discharged from any payment obligations in respect of Securities of such series which are deemed not to be Outstanding under clause (iii) of the definition thereof if such obligations continue to be valid obligations of the Company under applicable law or pursuant to Section 3.05 or Section 3.06.

Section 4.04.     Reinstatement.
                  -------------

     If the Trustee or Paying Agent is unable to apply any money or Government Obligations deposited with respect to Securities of any series in accordance with Section 4.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this

Indenture with respect to the Securities of such series and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to Section 4.01 until such time as the Trustee or Paying Agent is permitted to apply all such money or Government Obligations in accordance with
Section 4.01; provided, however, that if the Company has made any payment of principal of, premium (if any) or interest on or any Additional Amounts with respect to any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or Government Obligations held by the Trustee or Paying Agent.

                                  ARTICLE FIVE

                                    REMEDIES

Section 5.01.     Events of Default.
                  -------------------

     "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be occasioned by the subordination provisions applicable to any Securities or be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless it is either inapplicable to a particular series or it is specifically deleted or modified in or pursuant to the supplemental indenture or Board Resolution establishing such series of Securities or in the form of Security for such series:

     (1) default in the payment of any interest on or any Additional Amounts with respect to any Security of that series when such interest or Additional Amounts become due and payable, and continuance of such default for a period of 30 days; or

     (2) default in the payment of the principal of or premium (if any) on any Security of that series at its Maturity; or

     (3) default in the deposit of any mandatory sinking fund payment, when and as due by the terms of a Security of that series, and continuance of such default for a period of 30 days; or

     (4) default in the performance or breach of any covenant of the Company in this Indenture (other than a covenant a default in whose performance or whose breach is elsewhere in this Section 5.01 specifically dealt with or which has expressly been included in this Indenture solely for the benefit of one or more series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of all Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

     (6) the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it, of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

     (7) any other Event of Default provided with respect to Securities of that series in or pursuant to the supplemental indenture or Board Resolution establishing such series of Securities or in the form of Security for such series.

     Notwithstanding the foregoing provisions of this Section 5.01, if the principal of, premium (if any) or any interest on or any Additional Amounts with respect to any Security is payable in a currency or currencies (including a composite currency) other than Dollars and such currency or currencies are not available to the Company for making payment thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company (a "Conversion Event"), the Company will be entitled to satisfy its obligations to Holders of the Securities by making such payment in Dollars in an amount equal to the Dollar equivalent of the amount payable in such other currency, as determined by the Company by reference to the Exchange Rate, as such Exchange Rate is certified for customs purposes by the Federal Reserve Bank of New York on the date of such payment, or, if such rate is not then available, on the basis of the most recently available Exchange Rate. Notwithstanding the foregoing provisions of this Section 5.01, any payment made under such circumstances in Dollars where the required payment is in a currency other than Dollars will not constitute an Event of Default under this Indenture.

     Promptly after the occurrence of a Conversion Event with respect to the Securities of any series, the Company shall give written notice thereof to the Trustee; and the Trustee, promptly after receipt of such notice, shall give notice thereof in the manner provided in Section 1.07 to the Holders of such series. Promptly after the making of any payment in Dollars as a result of a Conversion Event with respect to the Securities of any series, the Company shall give notice in the manner provided in Section 1.07 to the Holders of such series, setting forth the applicable Exchange Rate and describing the calculation of such payments.

Section 5.02.     Acceleration of Maturity; Rescission and Annulment.
                  ---------------------------------------------------

     If an Event of Default with respect to any Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of (i) the series with respect to which such default has occurred, in the case of an Event of Default described in clause (1), (2), (3),
(4) (if the Event of Default under clause (4) is with respect to less than all series of Securities then outstanding) or (7) of Section 5.01, or (ii) all series of Securities, in the case of an Event of Default described in clause (4) (if the Event of Default under clause (4) is with respect to all series of Securities then outstanding), (5) or (6) of Section 5.01, may declare the principal amount (or, if any such Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of the series with respect to which such default has occurred, or all series, as the case may be, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such amount shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series (or of all series, as the case may be) has been made, the Holders of a majority in principal amount of the Outstanding Securities of that series (or of all series, as the case may be), by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

     (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

     (A) all overdue interest on, and any Additional Amounts with respect to, all Securities of that series (or of all series, as the case may be),

     (B) the unpaid principal of and premium (if any) on any Securities of that series (or of all series, as the case may be) which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities (in the case of Original Issue Discount Securities, the Securities' Yield to Maturity),

     (C) to the extent that payment of such interest is lawful, interest upon overdue interest and any Additional Amounts at the rate or rates prescribed therefor in such Securities (in the case of Original Issue Discount Securities, the Securities' Yield to Maturity), and

     (D) all sums paid or advanced by the Trustee hereunder, the compensation, expenses, disbursements and advances due to Trustee under Section 6.07, and all other amounts due under Section 6.07;

     (2) all Events of Default with respect to Securities of that series (or of all series, as the case may be), other than the nonpayment of the principal of Securities of that series (or of all series, as the case may be) which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13; and

     (3) the rescission would not conflict with any final judgment or decree of a court of competent jurisdiction.

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 5.03.   Collection of Indebtedness and Suits for Enforcement by Trustee.
                ----------------------------------------------------------------

     The Company covenants that if

     (1) default is made in the payment of any installment of interest on, or any Additional Amounts with respect to, any Security of any series when such interest or Additional Amounts shall have become due and payable and such default continues for a period of 30 days, or

     (2) default is made in the payment of the principal of or premium (if any) on any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal of, premium (if any) and interest on or any Additional Amounts with respect to such Securities and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal, premium (if any) and on any overdue interest or Additional Amounts, at the rate or rates prescribed therefor in such Securities (or in the case of Original Issue Discount Securities, the Securities' Yield to Maturity), and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and all other amounts due the Trustee under Section 6.07.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 5.04.     Trustee May File Proofs of Claim.
                  ---------------------------------

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal (or lesser amount in the case of Original Issue Discount Securities) of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal of, premium (if any), interest on or any Additional Amounts with respect to such Securities) shall be entitled and empowered, by intervention in such proceeding or otherwise,

     (1) to file and prove a claim for the whole amount of principal (or lesser amount in the case of Original Issue Discount Securities) (and premium, if any) and interest and any Additional Amounts owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

     (2) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceedings; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official.

Section 5.05.     Trustee May Enforce Claims Without Possession of
                  ------------------------------------------------
 Securities or Coupons.
-----------------------

     All rights of action and claim under this Indenture or the Securities may be prosecuted and enforced by the Trustee without possession of any of the Securities or the production thereof in any proceeding relating thereto; any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust; after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07, any recovery of judgment shall be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 5.06.     Application of Money Collected.
                  -------------------------------

     Subject to the subordination provisions applicable to any series of Securities, any money collected by the Trustee pursuant to this Article Five shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal of, premium (if any) or interest on or any Additional Amounts with respect to such Securities, upon presentation of the Securities, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts due the Trustee under Section 6.07;

     SECOND: To the payment of the amounts then due and unpaid for principal of, premium (if any) and interest on and any Additional Amounts with respect to such Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal of, premium (if any), interest on and Additional Amounts, respectively; and

     THIRD: The balance, if any, to the Company.

     To the fullest extent allowed under applicable law, if for the purpose of obtaining judgment against the Company in any court it is necessary to convert the sum due in respect of the principal of, premium (if any) or interest on or any Additional Amounts with respect to the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the Business Day in the City of New York next preceding that on which final judgment is given. Neither the Company nor the Trustee shall be liable for any shortfall nor shall it benefit from any windfall in payments to Holders of Securities under this
Section 5.06 caused by a change in exchange rates between the time the amount of a judgment against it is calculated as above and the time the Trustee converts the Judgment Currency into the Required Currency to make payments under this
Section 5.06 to Holders of Securities, but payment in full of such judgment shall discharge all amounts owed by the Company on the claim or claims underlying such judgment.

Section 5.07.     Limitation on Suits.
                  --------------------

     Subject to Section 5.08, no Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

     (1) an Event of Default with respect to Securities of such series shall have occurred and be continuing and such Holder has previously given written notice to the Trustee of such continuing Event of Default;

     (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

     (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series (or of all series, as the case may be);

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 5.08.     Unconditional Right of Holders to Receive Principal,
                  ----------------------------------------------------
 Premium and Interest.
----------------------

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium (if any) and (subject to Section 3.07) interest on or any Additional Amounts with respect to such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment on or after such respective dates, and such rights shall not be impaired or affected without the consent of such Holder.

Section 5.09.     Restoration of Rights and Remedies.
                  -----------------------------------

     If the Trustee or any Holder of any Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 5.10.     Rights and Remedies Cumulative.
                  -------------------------------

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.11.     Delay or Omission Not Waiver.
                  -----------------------------

     No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 5.12.     Control by Holders.
                  -------------------

     With respect to Securities of any series, the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, relating to or arising under an Event of Default described in clause (1), (2), (3) or (7) of Section 5.01, and with respect to all Securities the Holders of a majority in aggregate principal amount of all Outstanding Securities shall have the right to direct the time, method and place of conducting any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, not relating to or arising under such an Event of Default, provided that in each such case

     (1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or would conflict with this Indenture or if the Trustee in good faith shall, by a Responsible Officer, determine that the proceedings so directed would involve it in personal liability without adequate indemnity from such Holders or be unjustly prejudicial to the Holders not taking part in such direction, and

     (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 5.13.     Waiver of Past Defaults.
                  ------------------------

     Subject to Sections 5.08 and 9.02, the Holders of a majority in aggregate principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, and the Holders of a majority in aggregate principal amount of all Outstanding Securities may on behalf of the Holders of all Securities waive any other past default hereunder and its consequences, except in each case a default

     (1) in the payment of the principal of, premium (if any) or interest on or any Additional Amounts with respect to any Security, or

     (2) in respect of a covenant or provision hereof that under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. Any such waiver may (but need not) be given in connection with a tender offer or exchange offer for the Securities of such series.

Section 5.14.     Undertaking for Costs.
                  ----------------------

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant.

Section 5.15.     Waiver of Stay or Extension Laws.
                  ---------------------------------

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                   THE TRUSTEE

Section 6.01.     Certain Duties and Responsibilities.
                  ------------------------------------

     (a) Except during the continuance of an Event of Default with respect to the Securities of any series,

     (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

     (2) in the absence of bad faith on its part, the Trustee may conclusively rely, and will be fully protected in so relying, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein).

     (b) In case an Event of Default has occurred and is continuing with respect to the Securities of any series, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

     (3) this  Section  6.01(c)  shall not be  construed  to limit the effect of
Section 6.01(a);

     (4) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

     (5) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with the direction of the Holders of a majority in aggregate principal amount of the Outstanding Securities of any series or of all series, determined as provided in Section 5.12, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

     (6) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity, satisfactory to the Trustee in its reasonable judgment, against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.01.

Section 6.02.     Notice of Defaults.
                  -------------------

     Within 90 days after the occurrence of any Default or Event of Default with respect to the Securities of any series, the Trustee shall give notice of such Default or Event of Default known to the Trustee to all Holders of Securities of such series in the manner provided in Section 1.07, unless such default shall have been cured or waived; provided, however, that, except in the case of a Default or Event of Default in the payment of the principal of, premium (if any) or interest on or any Additional Amounts with respect to any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any Default or Event of Default of the character specified in clause (4) of
Section 5.01 with respect to Securities of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof.

Section 6.03.     Certain Rights of Trustee.
                  --------------------------

     Subject to the provisions of Section 6.01:

     (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

     (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine, during business hours and upon reasonable notice, the books, records and premises of the Company, personally or by agent or attorney;

     (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and, except for any Affiliates of the Trustee, the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

     (8) the Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Securities of any series for which it is acting as Trustee unless either (1) a Responsible Officer shall have actual knowledge of such Default or Event of Default or (2) written notice of such Default or Event of Default shall have been given to the Trustee by the Company or any other obligor on such Securities or by any Holder of such Securities; and

     (9) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

Section 6.04.     Not Responsible for Recitals or Issuance of Securities.
                  -------------------------------------------------------

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder, and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 6.05.     May Hold Securities.
                  --------------------

     The Trustee,  any  Authenticating  Agent,  any Paying  Agent,  any Security
Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections
6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 6.06.     Money Held in Trust.
                  --------------------

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

Section 6.07.     Compensation and Reimbursement.
                  -------------------------------

     The Company agrees:

     (1) to pay to the Trustee from time to time such compensation as shall be agreed upon in writing from time to time for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and

     (3) to indemnify the Trustee and each of its directors, officers, employees, agents and/or representatives for, and to hold each of them harmless against, any and all loss, liability, claim, damage or expense incurred without negligence, willful misconduct or bad faith on each of their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of the Trustees' powers or duties hereunder.

     As security for the performance of the obligations of the Company under this Section 6.07 then past due, the Trustee shall have a lien prior to the Securities on all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium (if any) or interest on or any Additional Amounts with respect to particular Securities.

     Any expenses and compensation for any services rendered by the Trustee after the occurrence of an Event of Default specified in clause (5) or (6) of
Section 5.01 shall constitute expenses and compensation for services of administration under all applicable federal or state bankruptcy, insolvency, reorganization or other similar laws.

     The provisions of this Section 6.07 and any lien arising hereunder shall survive the resignation or removal of the Trustee or the discharge of the Company's obligations under this Indenture and the termination of this Indenture.

Section 6.08.     Disqualification; Conflicting Interests.
                  ----------------------------------------

     If the Trustee shall have or acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall either eliminate such conflicting interest or resign to the extent, in the manner and with the effect, and subject to the conditions, provided in the Trust Indenture Act and this Indenture. For purposes of Section 310(b)(1) of the Trust Indenture Act and to the extent permitted thereby, the Trustee shall not be deemed to have a conflicting interest by virtue of being a Trustee under (i) this Indenture with respect to debt Securities of more than one series, or (ii) the Indenture (For Senior Debt Securities), between the Company and the Trustee, dated as of __________, 200___.

Section 6.09.     Corporate Trustee Required; Eligibility.
                  ----------------------------------------

     There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50 million and subject to supervision or examination by federal or state (or the District of Columbia) authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this
Section 6.09, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.09, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Six.

     The Indenture shall always have a Trustee who satisfies the requirements of Sections 310(a)(1), 310(a)(2) and 310(a)(5) of the Trust Indenture Act.

Section 6.10.     Resignation and Removal; Appointment of Successor.
                  --------------------------------------------------

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article Six shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

     (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the resigning Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee required by
Section 6.11 shall not have been delivered to the removed Trustee within 30 days after the receipt of such notice of removal, the removed Trustee may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (d) If at any time:

     (2) the Trustee shall fail to comply with Section 6.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

     (3) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder of Securities, or

     (4) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and such successor Trustee or Trustees shall comply with the applicable requirements of Section 6.11. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company and accepted appointment in the manner required by
Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 6.11.     Acceptance of Appointment by Successor.
                  ---------------------------------------

     (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject, nevertheless to its lien, if any, provided for in Section 6.07.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in
Section 6.11(a) or Section 6.11(b), as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article Six.

Section 6.12.     Merger, Conversion, Consolidation or Succession to Business.
                  ------------------------------------------------------------

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article Six, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and in case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided, provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee will apply only to its successor or successors by merger, conversion or consolidation.

Section 6.13.     Preferential Collection of Claims Against Company.
                  --------------------------------------------------

     If the Trustee shall be or become a creditor of the Company or any other obligor upon the Securities (other than by reason of a relationship described in Section 311(b) of the Trust Indenture Act), the Trustee shall be subject to any and all applicable provisions of the Trust Indenture Act regarding the collection of claims against the Company or such other obligor.

Section 6.14.     Appointment of Authenticating Agent.
                  ------------------------------------

     The Trustee may appoint an Authenticating Agent or Agents that shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, having a combined capital and surplus of not less than $50 million or equivalent amount expressed in a foreign currency and subject to supervision or examination by federal or state (or the District of Columbia) authority or authority of such country. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 6.14, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this
Section 6.14, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.14.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 6.14, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of
resignation  or  upon  such  a  termination,   or  in  case  at  any  time  such
Authenticating  Agent  shall  cease  to  be  eligible  in  accordance  with  the provisions of this Section 6.14, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.14.

     The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.14.

     If an appointment is made pursuant to this Section 6.14, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

     "This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                -----------------------------------------
                                 As Trustee

                                By:
                                   --------------------------------------
                                    As Authenticating Agent

                                By:
                                   -------------------------------------
                                    Authorized Signatory"

     Notwithstanding any provision of this Section 6.14 to the contrary, if at any time any Authenticating Agent appointed hereunder with respect to any series of Securities shall not also be acting as the Security Registrar hereunder with respect to any series of Securities, then, in addition to all other duties of an Authenticating Agent hereunder, such Authenticating Agent shall also be obligated: (i) to furnish to the Security Registrar promptly all information necessary to enable the Security Registrar to maintain at all times an accurate and current Security Register; and (ii) prior to authenticating any Security denominated in a foreign currency, to ascertain from the Company the units of such foreign currency that are required to be determined by the Company pursuant to Section 3.02.

                                 ARTICLE SEVEN

                HOLDER'S LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.01.     Company to Furnish Trustee Names and Addresses of Holders.
                  ----------------------------------------------------------

     With respect to each series of Securities, the Company will furnish or cause to be furnished to the Trustee:

     (1) semi-annually, not more than 15 days after each Regular Record Date relating to that series (or, if there is no Regular Record Date relating to that series, on January 1 and July 1), a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of that series as of such dates, and

     (2) at such other times as the Trustee may reasonably request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content, such list to be dated as of a date not more than 15 days prior to the time such list is furnished;

provided, that so long as the Trustee is the Security Registrar, the Company shall not be required to furnish or cause to be furnished such a list to the Trustee. The Company shall otherwise comply with Section 310(a) of the Trust Indenture Act.

Section 7.02.     Preservation of Information; Communications to Holders.
                  -------------------------------------------------------

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of each series contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders of each series received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished. The Trustee shall otherwise comply with Section 310(a) of the Trust Indenture Act.

     (b) Holders of Securities may communicate pursuant to Section 312(b) of the Trust Indenture Act with other Holders with respect to their rights under this Indenture or under the Securities. The Company, the Trustee, the Security Registrar and any other Person shall have the protection of Section 312(c) of the Trust Indenture Act.

Section 7.03.     Reports by Trustee.
                  -------------------

     (a) Within 60 days after the end of each year after the execution of this Indenture, the Trustee shall transmit by mail to Holders a brief report dated as of the end of such year that complies with Section 313(a) of the Trust Indenture Act. The Trustee shall comply with Section 313(b) of the Trust Indenture Act. The Trustee shall transmit by mail all reports as required by Sections 313(c) and 313(d) of the Trust Indenture Act.

     (b) A copy of each report pursuant to Section 7.03(a) shall, at the time of its transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

Section 7.04.     Reports by Company.
                  -------------------

     The Company shall file with the Trustee, within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, and shall otherwise comply with Section 314(a) of the Trust Indenture Act.

     Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 8.01.     Company May Consolidate, Etc., Only on Certain Terms.
                  -----------------------------------------------------

     The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

     (1) either (a) the Company shall be the surviving Person of such merger or consolidation or (b) the Person (if other than the Company) formed by such consolidation or into which the Company is merged, or the Person which acquires, by sale, lease, conveyance, transfer or other disposition, all or substantially all of the assets of the Company, shall be organized and validly existing under the laws of the United States of America, any political subdivision thereof or any state thereof or the District of Columbia, and shall expressly assume, by a supplemental indenture, the due and punctual payment of the principal of (and premium, if any,) and interest on or any Additional Amounts with respect to the Securities and the performance of the Company's covenants and obligations under this Indenture and the Securities.

     (2) immediately after giving effect to such transaction, and treating any Debt that becomes an obligation of the Company or a Subsidiary of the Company as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Default or Event of Default, shall have happened and be continuing; and

     (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article Eight and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 8.02.     Successor Person Substituted.
                  -----------------------------

     Upon any consolidation by the Company with or merger by the Company into any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of such lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

Section 9.01.     Supplemental Indentures Without Consent of Holders.
                  ---------------------------------------------------

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more amendments, supplements or modifications to this Indenture and to all or any series of Securities and to documents or instruments ancillary thereto (by indentures supplemental hereto), in form satisfactory to the Trustee, for any of the following purposes:

     (1) to evidence the succession of another Person to the Company (or any guarantor of all or any series of Securities) and the assumption by any such successor of the covenants of the Company (or any such guarantor) herein and in the Securities; or

     (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series); or

     (3) to add any additional Events of Default with respect to all or any series of the Securities (and, if such Event of Default is applicable to less than all series of Securities, specifying the series to which such Event of Default is applicable); or

     (4) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is adversely affected by such change in or elimination of such provision; or

     (5) to provide for one or more guarantees of all or any series of Securities; or

     (6) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Section 4.01; provided, however, that any such action shall not adversely affect the interest of the Holders of Securities of such series or any other series of Securities in any material respect; or

     (7) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and Section 3.01; or

     (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

     (9) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act; or

     (10) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such other provisions as may be made shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

     (11) to provide for uncertificated Securities in addition to or in place of
certificated  Securities,   provided  such  uncertificated   Securities  are  in
registered form for purposes of the Code; or

     (12) to provide for the assumption of the Company's obligations to Holders of Securities in the case of merger or consolidation or a sale in accordance with the terms of this Indenture.

Section 9.02.     Supplemental Indentures With Consent of Holders.
                  ------------------------------------------------

     With the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series affected by such supplemental indenture (acting as one class) (which consent may, but need not, be given in connection with any tender offer or exchange offer for such Securities), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into amendments, supplements or modifications to this Indenture and to all or any such series of Securities and to documents or instruments ancillary thereto (by indenture or indentures supplemental hereto) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of all or any of such series of Securities or of any documents or instruments ancillary thereto or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such amendment, supplement or modification shall, without the consent of all the Holders of Outstanding Securities whose rights are affected thereby,

     (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon, any Additional Amounts with respect thereto or any premium payable upon the redemption thereof, or change any obligation of the Company to pay Additional Amounts (except as contemplated by clause (1) of Section 8.01 and permitted by clause (1) of Section 9.01), or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 5.02, or change any Place of Payment (except as contemplated by Section 10.02) where, or the coin or currency or currencies (including composite currencies) in which, any Security or any premium or any interest thereon or Additional Amounts with respect thereto is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or modify the provisions of this Indenture with respect to the subordination of a Security in a manner adverse to the holder thereof, or

     (2) reduce the percentage in principal amount of Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

     (3) modify any of the  provisions  of this  Section  9.02,  Section 5.13 or
Section 10.06, except to increase any percentage set forth therein or to provide with respect to any particular series the right to condition the effectiveness of any supplemental indenture as to that series on the consent of the Holders of a specified percentage of the aggregate principal amount of Outstanding Securities of such series (which provision may be made pursuant to Section 3.01 without the consent of any Holder) or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause (3) shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this
Section 9.02 and Section 10.06, or the deletion of this proviso, in accordance with the requirements of Section 6.11(b) and clause (7) of Section 9.01, or

     (4) make any change to any Security in a manner that would cause such Security not to be at least pari passu in right of payment with the indebtedness of the Company with which such Security was pari passu in right of payment prior to such change.

     A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Securities, or that modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It shall not be necessary for any Act of Holders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 9.03.     Execution of Supplemental Indentures.
                  -------------------------------------

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

Section 9.04.     Effect of Supplemental Indentures.
                  ----------------------------------

     Upon the execution of any supplemental indenture under this Article Nine, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 9.05.     Conformity With Trust Indenture Act.
                  ------------------------------------

     Every supplemental indenture executed pursuant to this Article Nine shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 9.06.     Reference in Securities to Supplemental Indentures.
                  ---------------------------------------------------

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                  ARTICLE TEN

                                    COVENANTS

Section 10.01.    Payment of Principal, Premium and Interest.
                  -------------------------------------------

     The Company covenants and agrees for the benefit of the Holders of each series of Securities that it will duly and punctually pay the principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of that series in accordance with the terms of such Securities and this Indenture.

Section 10.02.    Maintenance of Office or Agency.
                  --------------------------------

     The Company will maintain in the Borough of Manhattan, City of New York, an office or agency (which may be an office of the Trustee, the Registrar or the Paying Agent) where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of Securities and this Indenture may be served. Unless otherwise designated by the Company by written notice to the Trustee, such office or agency shall be the office of the agent of the Trustee in the City of New York which, on the date hereof, is located at __________________________ , Attention:__________________. The
Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee and the Company hereby appoints the Trustee its agent to receive all presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies (in or outside the City of New York) where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 10.03.    Money for Securities Payments to be Held in Trust.
                  --------------------------------------------------

     If the Company, any Subsidiary or any of their respective Affiliates shall at any time act as Paying Agent with respect to any series of Securities, such Paying Agent will, on or before each due date of the principal of, premium (if any) or interest on or any Additional Amounts with respect to any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium (if any) or interest or any Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for any series of Securities, the Company will, on or before each due date of the principal of, premium (if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal of, premium (if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 10.03, that such Paying Agent will:

     (1) hold all sums held by it for the payment of the principal of, premium (if any) or interest on or any Additional Amounts with respect to Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

     (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal of, premium (if any) or interest on or any Additional Amounts with respect to the Securities of that series; and

     (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium (if any) or interest on or any Additional Amounts with respect to any Security of any series and remaining unclaimed for two years after such principal of, premium (if any) or interest on or any Additional Amounts with respect to any Securities have become due and payable shall, unless otherwise required by mandatory provisions of applicable escheat, or abandoned or unclaimed property law, be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in The Borough of Manhattan, The City of New York and in such other Authorized Newspapers as the Trustee shall deem appropriate, notice that such money remains unclaimed and that, after a date specified herein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will, unless otherwise required by mandatory provisions of applicable escheat, or abandoned or unclaimed property law, be repaid to the Company.

Section 10.04.    Existence.
                  ----------

     Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

Section 10.05.    Statement by Officers as to Default.
                  ------------------------------------

     The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof so long as any Security is outstanding hereunder, an Officers' Certificate, complying with
Section 314(a)(4) of the Trust Indenture Act and stating that a review of the activities of the Company during such year and of performance under this Indenture has been made under the supervision of the signers thereof and whether or not to the best of their knowledge, based upon such review, the Company is in default in the performance, observance or fulfillment of any of its covenants and other obligations under this Indenture, and if the Company shall be in default, specifying each such default known to them and the nature and status thereof. One of the officers signing the Officers' Certificate delivered pursuant to this Section 10.05 shall be the principal executive, financial or accounting officer of the Company.

     For purposes of this Section 10.05, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

Section 10.06.    Waiver of Certain Covenants.
                  ----------------------------

     The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 10.01 through 10.05, inclusive, or any covenant added for the benefit of any series of Securities as contemplated by
Section 3.01 (unless otherwise specified pursuant to Section 3.01) if before or after the time for such compliance the Holders of a majority in principal amount of the Outstanding Securities of all series entitled to the benefit of such covenant or condition (acting as one class) shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

Section 10.07.    Additional Amounts.
                  -------------------

     If the Securities of a series expressly provide for the payment of Additional Amounts, the Company will pay to the Holder of any Security of such series Additional Amounts as expressly provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of, or premium (if any) or interest on any Security of any series or the net proceeds received from the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section 10.07 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section 10.07 and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

     If the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company shall furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities and the Company will pay to such Paying Agent the Additional Amounts required by this Section 10.07. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section 10.07.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

Section 11.01.    Applicability of Article.
                  -------------------------

     Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article Eleven.

Section 11.02.    Election to Redeem; Notice to Trustee.
                  --------------------------------------

     Unless otherwise provided with respect to the Securities of a series as contemplated by Section 3.01, the election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 40 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction. Any election to redeem Securities will be revocable until the Company gives a notice of redemption pursuant to Section 11.04 hereof to the Holders of Securities to be redeemed.

Section 11.03.    Selection by Trustee of Securities to be Redeemed.
                  --------------------------------------------------

     If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not less than 30 days nor more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and that may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series or of the principal amount of global Securities of such series.

     The Trustee shall promptly notify the Company and the Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 11.04.    Notice of Redemption.
                  ---------------------

     Notice of redemption shall be given in the manner provided in Section 1.07 to each Holder of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

     All notices of redemption shall state:

     (1) the Redemption Date,

     (2) the Redemption Price,

     (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

     (4) that on the Redemption Date the Redemption Price (together with accrued and unpaid interest and any Additional Amounts to the Redemption Date payable as provided in Section 11.06 hereof) will become due and payable upon each such Security, or the portion thereof, to be redeemed,

     (5) that unless the Company defaults in the payment of the Redemption Price and any applicable accrued interest, interest on each such Security, or the portion thereof, to be redeemed will cease to accrue on and after the Redemption Date,

     (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price,

     (7) that the redemption is for a sinking fund, if such is the case, and

     (8) the "CUSIP" number, if applicable.

     A notice of redemption as contemplated by Section 1.07 need not identify particular Securities to be redeemed. Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the

Company's request, by the Trustee in the name and at the expense of the Company.

Section 11.05.    Deposit of Redemption Price.
                  ----------------------------

     On or before 11:00 a.m., New York City time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, and any Additional Amounts with respect to, all the Securities which are to be redeemed on that date.

Section 11.06.    Securities Payable on Redemption Date.
                  --------------------------------------

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest (and any Additional Amounts) to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more
Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal of and premium (if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security or, in the case of Original Issue Discount Securities, the Securities' Yield to Maturity.

Section 11.07.    Securities Redeemed in Part.
                  ----------------------------

     Any Security that is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and Stated Maturity, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

     Unless  otherwise  specified for a series of Securities as  contemplated by
Section 3.01, the Company and any Affiliate of the Company may at any time purchase or otherwise acquire Securities in the open market or by private agreement. Such acquisition shall not operate as or be deemed for any purpose to be a redemption of the indebtedness represented by such Securities. Any

Securities purchased or acquired by the Company may be delivered to the Trustee and, upon such delivery, the indebtedness represented thereby shall be deemed to be satisfied. Section 3.09 shall apply to all Securities so delivered.

                                 ARTICLE TWELVE

                                  SINKING FUNDS

Section 12.01.    Applicability of Article.
                  -------------------------

     The provisions of this Article Twelve shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.01 for Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". Unless otherwise provided by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 12.02.    Satisfaction of Sinking Fund Payments with Securities.
                  ------------------------------------------------------

     The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking payment shall be reduced accordingly.

Section 12.03.    Redemption of Securities for Sinking Fund.
                  ------------------------------------------

     Not less than 45 days prior (unless a shorter period shall be satisfactory to the Trustee) to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivery of or by crediting Securities of that series pursuant to Section 12.02 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in
Section 11.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections
11.06 and 11.07.

                                ARTICLE THIRTEEN

                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

Section 13.01.    Company's Option to Effect Legal Defeasance or
                  ----------------------------------------------
 Covenant Defeasance.
---------------------

     The  Company may at its  option,  at any time elect to have either  Section
13.02 or Section 13.03 applied to the Outstanding Securities of any series upon compliance with the conditions set forth below in this Article Thirteen.

Section 13.02.    Legal Defeasance and Discharge.
                  -------------------------------

     Upon the Company's exercise of the option provided in Section 13.01 applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of any series on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, such legal defeasance means that the Company shall be deemed (i) to have paid and discharged its obligations under the Outstanding Securities of such series; provided, however, that the Securities of such series will continue to be deemed "Outstanding" for purposes of Section
13.05 and the other  Sections of this  Indenture  referred to in clauses (A) and
(B) below, and (ii) to have satisfied all its other obligations under the Securities of such series and this Indenture insofar as the Securities of such series are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following, which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of the Securities of such series to receive, solely from the trust fund described in Section 13.04 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on the Securities of such series when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 3.04, 3.05, 3.06,
10.02 and 10.03, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option under this Section 13.02 notwithstanding the prior exercise of its option under Section 13.03.

Section 13.03.    Covenant Defeasance.
                  --------------------

     Upon the Company's exercise of the option provided in Section 13.01 applicable to this Section, (i) the Company shall be released from its obligations with respect to the Securities of such series under Section 8.01,
Section 10.06 and Section 10.07, and any covenants  provided pursuant to Section
3.01 for the benefit of the Holders of such Securities (unless otherwise so provided pursuant to Section 3.01), (ii) the occurrence of an event specified in

Sections 5.01(3) or (4) shall not be deemed to be an Event of Default with respect to the Securities of such series on and after the date the conditions set forth below are satisfied, and (iii) the Securities of such series will thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but will continue to be deemed "Outstanding" for all other purposes hereunder (hereinafter, "Covenant
Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to the Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or clause whether directly or indirectly by reason of any reference elsewhere herein to any such Section or clause or by reason of any reference in any such Section or clause to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

Section 13.04.    Conditions to Legal Defeasance or Covenant Defeasance.
                  ------------------------------------------------------

     The following  shall be the  conditions to  application  of either  Section
13.02 or Section 13.03 to the then Outstanding Securities of any series:

     (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.09 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series, (A) money in an amount, or (B) Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants or a nationally recognized investment banking firm expressed in a written certification thereof delivered to the Trustee, (if such firms at such time customarily deliver such certifications, and, if not, such certification may be from the principal financial officer of the Company), to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of, premium, if any, and each installment of interest on and any Additional Amounts with respect to the Securities of such series on the Stated Maturity of such principal or installment of interest in accordance with the terms of this Indenture and of the Securities of such series.

     (2) In the event of an election to have Section 13.02 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be


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

subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred;

     (3) In the event of an election to have Section 13.03 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred;

     (4) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, together stating that all conditions precedent provided for relating to either the legal defeasance under Section
13.02 or the covenant defeasance under Section 13.03 (as the case may be) have been complied with;

     (5) Such legal defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act, or such trust shall be qualified under such act or exempt from regulation thereunder;

     (6) At the time of such deposit, (A) no default in the payment of any principal of or premium or interest on any Senior Indebtedness shall have occurred and be continuing, (B) no event of default with respect to any Senior Indebtedness shall have resulted in such Senior Indebtedness becoming, and continuing to be, due and payable prior to the date on which it would otherwise have become due and payable (unless payment of such Senior Indebtedness has been made or duly provided for), and (C) no other event of default with respect to any Senior Indebtedness shall have occurred and be continuing permitting (after notice or lapse of time or both) the holders of such Senior Indebtedness (or a trustee on behalf of such holders) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable or; in the case of either clause (A), (B) or (C) above, each such default or event of default shall have been cured or waived or shall have ceased to exist.

Section 13.05.    Deposited Money and Government Obligations to be Held in
                  --------------------------------------------------------
 Trust; Other Miscellaneous Provisions.
---------------------------------------

     Subject to the provisions of the last paragraph of Section 10.03, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee (solely for purposes of this Section and Section 13.06, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 13.04 in respect of the Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities of such series and this Indenture, to the payment, either directly or through any Paying Agent
(including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of the Securities of such series, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest and any Additional Amounts, but such money need not be segregated from other


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

funds except to the extent required by law. The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 13.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities. Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations held by it as provided in Section
13.04 which, in the opinion of a nationally recognized firm of independent public accountants (or a nationally recognized investment banking firm or the principal financial officer of the Company, as appropriate) expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent legal defeasance or covenant defeasance.

Section 13.06.    Reinstatement.
                  --------------

     If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 13.02 or 13.03 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article Thirteen until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section
13.02 or 13.03; provided, however, that if the Company makes any payment of principal of (and premium, if any) or interest or Additional Amounts on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of the Securities of such series to receive such payment from the money held by the Trustee or the Paying Agent.

Section 13.07.   Deposited Money and Government Obligations to be Held in Trust.
                 ---------------------------------------------------------------

     Subject to the provisions of the last paragraph of Section 10.03, all money and Government Obligations (or other property as may be provided pursuant to Section 3.01) (including the proceeds thereof) deposited with the Trustee pursuant to Section 13.04 in respect of any Securities of any series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, if any, and Additional Amounts, if any, but such money need not be segregated from other funds except as provided herein and except to the extent required by law.

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

                                ARTICLE FOURTEEN

                                  SUBORDINATION

Section 14.01.    Securities Subordinated to Senior Indebtedness.
                  -----------------------------------------------

     The Company and each Holder of a Security, by his acceptance thereof, agree that (a) the payment of the principal of, premium (if any) and interest on and any Additional Amounts with respect to each and all of the Securities and (b) any other payment in respect of the Securities, including on account of the acquisition or redemption of Securities by the Company, is subordinated, to the extent and in the manner provided in such Security or in the supplemental indenture pursuant to which such Security is issued, to the prior payment in full of all Senior Indebtedness specified in such Security or in such supplemental indenture.

     Such subordination provisions shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, any of such Senior Indebtedness, and such provisions are made for the benefit of the holders of such Senior Indebtedness and any one or more of them may enforce such provisions.

Section 14.02.    Right of Trustee to Hold Senior Indebtedness.
                  ---------------------------------------------

     The Trustee in its individual capacity shall be entitled to all of the rights set forth in this Article Fourteen in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.07.

Section 14.03.    Subordination Not to Prevent Events of Default.
                  -----------------------------------------------

     The failure to make a payment on account of principal of, premium (if any) or interest on the Securities by reason of any subordination provision for the benefit of holders of Senior Indebtedness shall not be construed as preventing the occurrence of a Default or an Event of Default under Section 5.01 or in any way prevent the Holders of the Securities from exercising any right hereunder other than the right to receive payment on the Securities.

Section 14.04.   No Fiduciary Duty of Trustee to Holders of Senior Indebtedness.
                 ---------------------------------------------------------------

     With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of such Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness, and shall not be liable to any such holders (other than for its willful misconduct or negligence) if it shall in good faith mistakenly pay over or distribute to the Holders of the Securities or the Company or any other Person, cash, property or securities to


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

which any holders of Senior Indebtedness shall be entitled by virtue of this Article Fourteen or otherwise. Nothing in this Section 14.04 shall affect the obligation of any other such Person to hold such payment for the benefit of, and to pay such payment over to, the holders of Senior Indebtedness or their representative.

Section 14.05.    Article Applicable to Paying Agent.
                  -----------------------------------

     In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article Fourteen shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article Thirteen in addition to or in place of the Trustee; provided, however, that this Section 14.05 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

Section 14.06.    Defeasance of this Article Fourteen.
                  ------------------------------------

     The subordination of the Securities of a series provided by this Article Fourteen is expressly made subject to the provisions for legal defeasance or covenant defeasance in Article Thirteen hereof and, anything herein to the contrary notwithstanding, upon the effectiveness of any such legal defeasance or covenant defeasance, the Securities of such series then outstanding shall thereupon cease to be subordinated pursuant to this Article Fourteen.

                                ARTICLE FIFTEEN

                        MEETINGS OF HOLDERS OF SECURITIES

Section 15.01.    Purposes for Which Meetings May Be Called.
                  ------------------------------------------

     A meeting of Holders of Securities of any or all series may be called at any time and from time to time pursuant to this Article Fifteen to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

Section 15.02.    Call, Notice and Place of Meetings.
                  -----------------------------------

     (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 15.01, to be held at such time and at such place in The Borough of Manhattan, The City of New York, or in any other location as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.07, not less than 20 nor more than 180 days prior to the date fixed for the meeting.

     (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 20% in aggregate principal amount of the Outstanding Securities of any series, shall have requested the Trustee for any such series to call a meeting of the Holders of Securities of such series for any purpose specified in Section 15.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 20 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in San Antonio, Texas, or in The Borough of Manhattan, The City of New York, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in Section 15.02(a).

Section 15.03.    Persons Entitled to Vote at Meetings.
                  -------------------------------------

     To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

Section 15.04.    Quorum; Action.
                  ---------------

     The Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Subject to Section 15.05(d), notice of the reconvening of any adjourned meeting shall be given as provided in Section 15.02(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly that Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series shall constitute a quorum.

     Except as limited by the proviso to Section 9.02, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series; provided, however, that, except as limited by the proviso to Section 9.02, any resolution with respect to any request, demand, authorization, direction, notice, consent or waiver which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage that is less than a majority in aggregate principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in aggregate principal amount of the Outstanding Securities of that series.

     Except as limited by the proviso to Section 9.02, any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section 15.04 shall be binding on all the Holders of Securities of such series, whether or not present or represented at the meeting.

Section 15.05.    Determination of Voting Rights; Conduct and Adjournment
                  -------------------------------------------------------
of Meetings.
------------

     (a) The holding of  Securities  shall be proved in the manner  specified in
Section 1.05 and the appointment of any proxy shall be proved in the manner specified in Section 1.05. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.05 or other proof.

     (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 15.02(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of such series represented at the meeting.

     (c) At any meeting each Holder of a Security of such series and each proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or as a proxy.

     (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 15.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

Section 15.06.    Counting Votes and Recording Action of Meetings.
                  ------------------------------------------------

     The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that such notice was given as provided in Section 15.02 and, if applicable, Section 15.04. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                      * * *

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                           ABRAXAS PETROLEUM CORPORATION

                           By:
                              --------------------------------------------
                           Name:
                                ------------------------------------------
                           Title:
                                 -----------------------------------------


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------



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